                                                                   EXHIBIT 10.19


                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.




                     MASSACHUSETTS INSTITUTE OF TECHNOLOGY,

                   WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

                                       and

                                   DYAX CORP.

                            PATENT LICENSE AGREEMENT

                                   (EXCLUSIVE)

(i)WHI Vers 2/9/96                      (i)                                   LN
Patent/Ex                                                          June 18, 1997

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

PREAMBLE.................................................................... 1

ARTICLES

1        DEFINITIONS........................................................ 2

2        GRANT.............................................................. 3

3        DUE DILIGENCE...................................................... 4

4        ROYALTIES.......................................................... 4

5        REPORTS AND RECORDS................................................ 6

6        PATENT PROSECUTION................................................. 7

7        INFRINGEMENT....................................................... 7

8        PRODUCT LIABILITY.................................................. 9

9        EXPORT CONTROLS.................................................... 9

10       NON-USE OF NAMES................................................... 10

11       ASSIGNMENT......................................................... 10

12       DISPUTE RESOLUTION................................................. 10

13       TERMINATION........................................................ 11

14       PAYMENTS, NOTICES AND OTHER

         COMMUNICATIONS..................................................... 12

15       MISCELLANEOUS PROVISIONS........................................... 12

16       APPENDIX A......................................................... 14

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                                      - 1 -


                     MASSACHUSETTS INSTITUTE OF TECHNOLOGY,

                   WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

                                       and

                                   DYAX CORP.

                            PATENT LICENSE AGREEMENT

         This Agreement is made and entered into this        day of
               , 199   , (the "EFFECTIVE DATE") by and between the MASSACHUSETTS
INSTITUTE OF TECHNOLOGY, a corporation organized and existing under the laws of Massachusetts and having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139, U.S.A. (hereinafter referred to as "M.I.T."), and the WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH, a corporation organized and existing under the laws of Delaware and having its principal office at Nine Cambridge Center, Cambridge, Massachusetts 02142, U.S.A., (hereinafter referred to "WHITEHEAD") and DYAX CORP., a corporation organized and existing under the laws of Delaware and having its principal office at One Kendall Square, Bldg. 600, 5th Floor, Cambridge, 02139 (hereinafter referred to as "LICENSEE").

                                   WITNESSETH

         WHEREAS, WHITEHEAD and the MASSACHUSETTS GENERAL HOSPITAL (herein referred to as "M.G.H.") are the joint owners of certain PATENT RIGHTS (as later defined herein) relating to WHITEHEAD Case No. WHI ***************, (M.I.T. Case No.***************,) "Adipocyte-Specific Sequences" by: Perry Bickel, Harvey F. Lodish and Philipp Scherer and has the right to grant licenses under said PATENT RIGHTS subject only to a ***************.

         WHEREAS, M.G.H. has authorized M.I.T. to act as its sole and exclusive agent for the purposes of licensing the PATENT RIGHTS and has authorized M.I.T. to enter into this Patent License Agreement on its behalf;

         WHEREAS, M.I.T. and WHITEHEAD desire to have the PATENT RIGHTS utilized in the public interest, and M.I.T. is willing to grant a license thereunder;

         WHEREAS, LICENSEE has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that LICENSEE shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

         WHEREAS, LICENSEE desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                             ARTICLE 1 - DEFINITIONS

         For the purposes of this Agreement, the following words and phrases shall have the following meanings:

         1.1 "LICENSEE" shall include a related company of Dyax Corp., the voting stock of which is directly or indirectly at least Fifty Percent (50%) owned or controlled by Dyax Corp., an organization which directly or indirectly controls more than Fifty Percent (50%) of the voting stock of Dyax Corp. and an organization, the majority ownership of which is directly or indirectly common to the ownership of Dyax Corp.

         1.2 "PATENT RIGHTS" shall mean all of the following WHITEHEAD intellectual property:

                  (a) the United States provisional patent application listed in Appendix A;

                  (b) the United States patent applications corresponding to the provisional application listed in Appendix A, and divisionals, the completed continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such patent applications, and the resulting patents;

                  (c) any patents resulting from reissues or reexaminations of the United States patents described in a. and b. above;

                  (d) Foreign patent applications filed corresponding to a. and b. above and divisionals, continuations and claims of continuation-in-part applications which shall be directed to subject matter specifically described in such patent applications, and the resulting patents; and

                  (e) any Foreign patents, resulting from equivalent Foreign procedures to United States reissues and reexaminations, of the Foreign patents described in
                           d. above.

         1.3 A "LICENSED PRODUCT" shall mean any product or part thereof which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS.

         1.4 A "LICENSED PROCESS" shall mean any process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS.

         1.5 "IDENTIFIED PRODUCT" shall mean any product, or direct derivative thereof, which was identified or selected through the use of the LICENSED PROCESS.


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                                      - 3 -

                                ARTICLE 2 - GRANT

         2.1 WHITEHEAD has authorized M.I.T. to act as its sole and exclusive agent for the purposes of licensing the PATENT RIGHTS and has authorized M.I.T. to enter into this Patent License Agreement on its behalf.

         2.2 M.I.T. hereby grants to LICENSEE the right and license to practice under the PATENT RIGHTS to make, have made, use, lease, sell and import LICENSED PRODUCTS and to practice the LICENSED PROCESSES, until the expiration of the last to expire of the PATENT RIGHTS, unless this Agreement shall be sooner terminated according to the terms hereof.

         2.3 LICENSEE agrees that LICENSED PRODUCTS leased or sold in the United States shall be manufactured substantially in the United States.

         2.4 In order to establish a period of exclusivity for LICENSEE, M.I.T. hereby agrees that it shall not grant any other license to make, have made, use, lease, sell and import LICENSED PRODUCTS or to utilize LICENSED PROCESSES, except for the ***************.

         2.5 WHITEHEAD, M.I.T. and M.G.H. reserve the right to practice under the PATENT RIGHTS for noncommercial research purposes.

         2.6 LICENSEE shall have the right to enter into sublicensing agreements for the rights, privileges and licenses granted hereunder. Upon any termination of this Agreement, sublicensees' rights shall also terminate, subject to Paragraph 13.6 hereof.

         2.7 LICENSEE agrees to incorporate into all sublicensing agreements, language that enables such sublicensing agreements to comply with LICENSEE's obligations to M.I.T. under this License Agreement.

         2.8 LICENSEE agrees to forward to M.I.T. with the major terms of any and all sublicense agreements promptly upon execution by the parties which shall be treated as confidential by M.I.T.

         2.9 LICENSEE shall not receive from sublicensees anything of value in lieu of cash payments in consideration for any sublicense under this Agreement, without the express prior written permission of M.I.T.

         2.10 Nothing in this Agreement shall be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology or patent rights of M.I.T. or WHITEHEAD or any other entity other than the PATENT RIGHTS, regardless of whether such patent rights shall be dominant or subordinate to any PATENT RIGHTS.

                           ARTICLE 3 - DUE DILIGENCE

         3.1 LICENSEE shall use its best commercial efforts to commercialize the results of utilizing LICENSED PROCESSES through a thorough, vigorous and diligent program for exploitation of the PATENT RIGHTS throughout the life of this Agreement.


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                                      - 4 -

         3.2 In addition, LICENSEE shall adhere to the following milestones:

                  (a) LICENSEE shall deliver to M.I.T. *************** a business plan showing the amount of money, number and kind of personnel and time budgeted and planned for each phase of development of the LICENSED PRODUCTS and LICENSED PROCESSES and shall provide similar reports to M.I.T. *************** which shall be kept confidential by M.I.T.

                  (b) LICENSEE shall develop a working model of LICENSED PROCESS *************** and permit an in-plant inspection by M.I.T. ***************, and thereafter permit in-plant inspections by M.I.T. at regular intervals with at least *************** between each such inspection, subject to appropriate notice and confidentiality obligations.

         3.3      LICENSEE's failure to perform in accordance with Paragraphs
3.1 and 3.2 above shall be grounds for M.I.T. to terminate this Agreement pursuant to Paragraph 13.3 hereof.

                              ARTICLE 4 - ROYALTIES

         4.1 For the rights, privileges and license granted hereunder, LICENSEE shall make payments to M.I.T. in the manner hereinafter provided to the end of the term of the PATENT RIGHTS or until this Agreement shall be terminated:

                  (a) License Issue Fee of ***************, which said License Issue Fee shall be deemed earned and due within *************** of the ***************.

                  (b) License Maintenance Fees of *************** payable on *************** and on ***************
                           thereafter through and including ***************.

                  (c)      *************** of *************** received by
                           LICENSEE for the practice of LICENSED PROCESSES on behalf of third parties, excluding revenues received from grants from the Federal Government, and excluding sublicensing payments paid by any third parties, which shall be covered under P. 4.1 (d) below.

                  (d) *************** received by LICENSEE for ***************. This ***************

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      SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                      - 5 -

                           shall include, but not limited to, *************** from *************** for ***************. No
                           ***************, however, on *************** covered
                           under ***************.

                  (e) Milestone payments as follows, regardless of whether the milestone is reached by LICENSEE or a partner (such as a sublicensee, corporate partner or other) of LICENSEE, but excluding sublicensees to the PATENT RIGHTS under 4.1.d.

                           (i) For each successful reduction to practice of a LICENSED PROCESS *************** by the *************** for that ***************.

                           (ii) For each successful identification of each IDENTIFIED PRODUCT from *************** by *************** regardless of whether it is the first IDENTIFIED PRODUCT from
                                    ***************.

                           (iii)    For each IDENTIFIED PRODUCT for
                                    *************** per IDENTIFIED PRODUCT,
                                    regardless of whether it is the first
                                    IDENTIFIED PRODUCT from ***************.

                           (iv)     For each IDENTIFIED PRODUCT for
                                    *************** per IDENTIFIED PRODUCT,
                                    regardless of whether it is the first
                                    IDENTIFIED PRODUCT from ***************.

                           (v) For each IDENTIFIED PRODUCT *************** per IDENTIFIED PRODUCT, regardless of whether it is the first IDENTIFIED PRODUCT for ***************.

                           (vi) For each IDENTIFIED PRODUCT *************** of an IDENTIFIED PRODUCT arising from each IDENTIFIED PRODUCT: *************** per IDENTIFIED PRODUCT, regardless of whether it is the first IDENTIFIED PRODUCT for
                                    ***************.

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                                      - 6 -

                  (f) As of the Effective Date, LICENSEE and M.I.T. contemplate that the primary use of the PATENT RIGHTS will be in the development of *************** by LICENSEE (on behalf of itself and third parties) and/or by its sublicensees. However, LICENSEE's rights under this Agreement are in all fields of use and it is possible that LICENSEE and/or sublicensees may later develop products for sale to third parties which are reagents derived specifically from or used specifically to practice LICENSED PROCESSES, or are LICENSED PRODUCTS. If such occurs, such that LICENSEE or its sublicensees contemplates selling such products, then LICENSEE and M.I.T. shall meet to negotiate reasonable royalties which shall be due to M.I.T. for such products.

         4.2 All payments due hereunder shall be paid in full, without deduction of taxes or other fees which may be imposed by any government.

         4.3 No multiple royalties shall be payable because any LICENSED PROCESS or LICENSED PRODUCT, its manufacture, use, lease or sale are or shall be covered by more than one PATENT RIGHTS patent application or PATENT RIGHTS patent licensed under this Agreement.

         4.4 Royalty payments shall be paid in United States dollars in Cambridge, Massachusetts, or at such other place as M.I.T. may reasonably designate consistent with the laws and regulations controlling in any foreign country. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rate prevailing at the Chase Manhattan Bank (N.A.) on the last business day of the calendar quarterly reporting period to which such royalty payments relate.

                         ARTICLE 5 - REPORTS AND RECORDS

         5.1 LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to M.I.T. hereunder. Said books of account shall be kept at LICENSEE's principal place of business or the principal place of business of the appropriate division of LICENSEE to which this Agreement relates. Said books and the supporting data shall be open at all reasonable times for *************** following the end of the calendar year to which they pertain, to the inspection of M.I.T. or its agents for the purpose of verifying LICENSEE's royalty statement or compliance in other respects with this Agreement. Should such inspection lead to the discovery of a greater than *************** discrepancy in reporting to M.I.T.'s detriment, LICENSEE agrees to pay the full cost of such inspection.


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         5.2      LICENSEE shall deliver to M.I.T. true and accurate reports which shall be kept confidential by M.I.T., giving such particulars of the business conducted by LICENSEE and its sublicensees under this Agreement as shall be pertinent to diligence under Article 3 and royalty accounting hereunder *************** after the end of each calendar half year, reporting for the events of the preceding half-year period:

         (a) Names and addresses of third parties contracting with LICENSEE for research and development services practicing LICENSED PROCESSES

         (c)      Names and addresses of sublicensees under this Agreement

         (d) Research and development contract revenue and other revenue received by LICENSEE for the practice of LICENSED PROCESSES on behalf of third parties: and the payments due to M.I.T. for them under P. 4.1 (c).;

         (e) Third Party Milestone Payments and the payments due to M.I.T. for them under P. 4.1(d);

         (f) LICENSEE's and any sublicensee milestones met, as defined under P. 4.1(e), and the payments due to M.I.T. for each milestone met.

         (g)      Total amount due to M.I.T.

         5.3 With each such report submitted, LICENSEE shall pay to M.I.T. the royalty payments due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

         5.4 On or before the *************** following the close of LICENSEE's fiscal year, LICENSEE shall provide M.I.T. with LICENSEE's certified financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement.

         5.5 The amounts due under Articles 4 and 6 shall, if overdue, bear interest until payment at a per annum rate *************** above the prime rate in effect at the Chase Manhattan Bank (N.A.) on the due date. The payment of such interest shall not foreclose M.I.T. from exercising any other rights it may have as a consequence of the lateness of any payment.

                         ARTICLE 6 - PATENT PROSECUTION

         6.1 WHITEHEAD shall apply for, seek prompt issuance of, and maintain the PATENT RIGHTS during the term of this Agreement, subject to LICENSEE's advance approval of the foreign countries to be applied for. The filing, prosecution and maintenance of all PATENT RIGHTS applications and patents shall be the primary


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                                      - 8 -

responsibility of WHITEHEAD; provided, however, LICENSEE shall have reasonable opportunities to advise WHITEHEAD in advance and shall cooperate with WHITEHEAD in such filing, prosecution and maintenance.

         6.2 Payment of all fees and costs relating to the filing, prosecution and maintenance of the PATENT RIGHTS shall be the responsibility of *************** after the filing of the first non-provisional U.S. patent application. Such fees and costs incurred shall be paid by *************** within *************** of invoicing. Payment of fees and costs incurred for the filing of the first provisional U.S. patent application and the first non-provisional patent application shall be due *************** from the issuance of the first U.S. claim of the PATENT RIGHTS.

                            ARTICLE 7 - INFRINGEMENT

         7.1 LICENSEE shall inform M.I.T. promptly in writing of any alleged infringement of the PATENT RIGHTS by a third party and of any available evidence thereof, and M.I.T. shall so inform WHITEHEAD.

         7.2 WHITEHEAD shall have the right, but shall not be obligated, to prosecute *************** all infringements of the PATENT RIGHTS and, in furtherance of such right, LICENSEE hereby agrees that WHITEHEAD may include LICENSEE as a party plaintiff in any such suit, without expense to LICENSEE. The total cost of any such infringement action commenced or defended solely by WHITEHEAD shall be *************** shall keep any recovery or damages for past infringement derived therefrom.

         7.3 If within *************** after having been notified of any alleged infringement, WHITEHEAD shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if WHITEHEAD shall notify LICENSEE at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, LICENSEE shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the PATENT RIGHTS and LICENSEE may, for such purposes, use the name of WHITEHEAD as party plaintiff; provided, however, that such right to bring such an infringement action shall remain in effect only during the EXCLUSIVE PERIOD. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of WHITEHEAD, which consent shall not unreasonably be withheld. LICENSEE shall indemnify WHITEHEAD and M.I.T. against any order for costs that may be made against WHITEHEAD and M.I.T. in such proceedings.

         7.4 In the event that LICENSEE shall undertake litigation for the enforcement of the PATENT RIGHTS, or the defense of the PATENT RIGHTS under Paragraph 7.5, LICENSEE may withhold up to *************** of the payments otherwise thereafter due M.I.T. under Article 4 hereunder and apply the same toward reimbursement of up to half of LICENSEE's expenses, including reasonable attorneys' fees, in connection therewith. Any recovery of damages


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by LICENSEE for each such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of LICENSEE relating to such suit, and next toward reimbursement of M.I.T. for any payments under Article 4 past due or withheld and applied pursuant to this Article 7. The balance remaining from any such recovery shall be ***************.

         7.5 In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the PATENT RIGHTS shall be brought against WHITEHEAD or LICENSEE, WHITEHEAD, at its option, shall have the right, within *************** after commencement of such action, to intervene and take over the sole defense of the action at its own expense. If WHITEHEAD shall not exercise this right, LICENSEE may take over the sole defense at LICENSEE's sole expense, subject to Paragraph 7.4.

         7.6 In any infringement suit as either party may institute to enforce the PATENT RIGHTS pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

         7.7 LICENSEE, during the EXCLUSIVE PERIOD, shall have the sole right in accordance with the terms and conditions herein to sublicense any alleged infringer for future use of the PATENT RIGHTS. Sublicensee revenues shall be treated per Article 4.

                          ARTICLE 8 - PRODUCT LIABILITY

         8.1 LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold M.I.T., WHITEHEAD and M.G.H., their trustees, officers, employees and affiliates, harmless against all claims, proceedings, demands and liabilities of any kind whatsoever, including legal expenses and reasonable attorneys' fees, arising out of the death of or injury to any person or persons or out of any damage to property, resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the LICENSED PRODUCT(s) and/or LICENSED PROCESS(es) or arising from any obligation of LICENSEE hereunder.

         8.2 LICENSEE shall obtain and carry in full force and effect commercial, general liability insurance which shall protect LICENSEE and M.I.T., WHITEHEAD and M.G.H. with respect to events covered by Paragraph 8.1 above.

         8.3 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T., WHITEHEAD AND M.G.H., THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY M.I.T. OR WHITEHEAD THAT

THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY. IN NO EVENT SHALL M.I.T., WHITEHEAD AND M.G.H., THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER M.I.T., WHITEHEAD AND/OR M.G.H. SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

                           ARTICLE 9 - EXPORT CONTROLS

         LICENSEE acknowledges that it is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the United States Department of Commerce Export Administration Regulations). The transfer of such items may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. M.I.T. neither represents that a license shall not be required nor that, if required, it shall be issued.

                          ARTICLE 10 - NON-USE OF NAMES

         LICENSEE shall not use the names or trademarks of the Massachusetts Institute of Technology nor of the Whitehead Institute for Biomedical Research, nor any adaptation thereof, nor the names of any of their employees, in any advertising, promotional or sales literature without prior written consent obtained from M.I.T., or said employee, in each case, except that LICENSEE may state that it is licensed by M.I.T. under one or more of the patents and/or applications comprising the PATENT RIGHTS.

                             ARTICLE 11 - ASSIGNMENT

         This Agreement is not assignable and any attempt to do so shall be void; provided, however, with the prior written consent of M.I.T., which shall not be unreasonably withheld, LICENSEE may assign this Agreement in connection with the sale or transfer of all or substantially all of LICENSEE's equity and assets, by merger, consolidation or otherwise, so long as the assignee shall agree in writing to be bound by the terms and conditions hereof prior to such assignment. Failure of such assignee to so agree shall be grounds for termination by M.I.T. under Paragraph 13.3

                         ARTICLE 12 - DISPUTE RESOLUTION

         12.1 Except for the right of any party to apply to a court of competent jurisdiction for a temporary restraining order, a preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm, any and all claims,


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disputes or controversies arising under, out of, or in connection with the
Agreement, including any dispute relating to patent validity or infringement, which the parties shall be unable to resolve within *************** shall be mediated in good faith. The party raising such dispute shall promptly advise the other parties of such claim, dispute or controversy in a writing which describes in reasonable detail the nature of such dispute. By not later than *************** after the recipient has received such notice of dispute, each party shall have selected for itself a representative who shall have the authority to bind such party, and shall additionally have advised the other parties in writing of the name and title of such representative. By not later than *************** after the date of such notice of dispute, the party against whom the dispute shall be raised shall select a mediation firm in the Boston area and such representatives shall schedule a date with such firm for a mediation hearing. The parties shall enter into good faith mediation and shall share the costs equally. If the representatives of the parties have not been able to resolve the dispute within *************** after such mediation hearing, then any and all claims, disputes or controversies arising under, out of, or in connection with this Agreement, including any dispute relating to patent validity or infringement, shall be resolved by final and binding arbitration in Boston, Massachusetts under the rules of the American Arbitration Association, or the Patent Arbitration Rules if applicable, then obtaining. The arbitrators shall have no power to add to, subtract from or modify any of the terms or conditions of this Agreement, nor to award punitive damages. Any award rendered in such arbitration may be enforced by either party in either the courts of the Commonwealth of Massachusetts or in the United States District Court for the District of Massachusetts, to whose jurisdiction for such purposes M.I.T., WHITEHEAD and LICENSEE each hereby irrevocably consents and submits.

         12.2 Notwithstanding the foregoing, nothing in this Article shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.

                            ARTICLE 13 - TERMINATION

         13.1 If LICENSEE shall cease to carry on its business, this Agreement shall terminate upon notice by M.I.T.

         13.2 Should LICENSEE fail to make any payment whatsoever due and payable to M.I.T. hereunder, M.I.T. shall have the right to terminate this Agreement effective on thirty (30) days' notice, unless LICENSEE shall make all such payments to M.I.T. within said thirty (30) day period. Upon the expiration of the thirty (30) day period, if LICENSEE shall not have made all such payments to M.I.T., the rights, privileges and license granted hereunder shall automatically terminate.

         13.3 Upon any material breach or default of this Agreement by LICENSEE (including, but not limited to, breach or default under Paragraph 3.3), other than those occurrences set out in Paragraphs

13.1 and 13.2 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 13.3, M.I.T. shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder effective on ninety (90) days' notice to LICENSEE. Such termination shall become automatically effective unless LICENSEE shall have cured any such material breach or default prior to the expiration of the ninety
(90) period.

         13.4 LICENSEE shall have the right to terminate this Agreement at any time on six (6) months' notice to M.I.T., and upon payment of all amounts due M.I.T. through the effective date of the termination.

         13.5 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination; and Articles 1, 8, 9, 10, 12, 13.5, 13.6, and 15 shall survive any such termination. LICENSEE and any sublicensee thereof may, however, after the effective date of such termination, sell all LICENSED PRODUCTS, and complete LICENSED PRODUCTS in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall make the payments to M.I.T. as required by Article 4 of this Agreement and shall submit the reports required by Article 5 hereof.

         13.6 Upon termination of this Agreement for any reason, any sublicensee not then in default shall have the right to seek a license from M.I.T. M.I.T. agrees to negotiate such licenses in good faith under reasonable terms and conditions.

             ARTICLE 14 - PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

         Any payments, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, return receipt requested, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

         In the case of M.I.T.:

                  Director
                  Technology Licensing Office
                  Massachusetts Institute of Technology
                  Room NE25-230
                  Five Cambridge Center, Kendall Square
                  Cambridge, Massachusetts  02142-1493

         In the case of WHITEHEAD:

                  Vice President
                  Whitehead Institute for Biomedical Research
                  Nine Cambridge Center
                  Cambridge, MA  02142

         In the case of LICENSEE:

                  Chief Executive Officer
                  Dyax Corp.
                  One Kendall Square, Bldg. 600
                  5th Floor
                  Cambridge, MA 02139


                      ARTICLE 15 - MISCELLANEOUS PROVISIONS

         15.1 All disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

         15.2 The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument signed by the parties.

         15.3 The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

         15.4 LICENSEE agrees to mark the LICENSED PRODUCTS sold in the United States with all applicable United States patent numbers. All LICENSED PRODUCTS shipped to or sold in other countries shall be marked in such a manner as to conform with the patent laws and practice of the country of manufacture or sale.

         15.5 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement the day and year set forth below.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY
By:  /s/ Lita L. Nelson
    ----------------------------------------
Name Lita L. Nelson
     ---------------------------------------
Title Director Technology Licensing Office
      --------------------------------------
Date June 17, 1997
     ---------------------------------------

WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH
By: /s/ John Pratt
    ----------------------------------------
Name John Pratt
     ---------------------------------------
Title Vice President
      --------------------------------------
Date June 19, 1997
     ---------------------------------------

DYAX CORP.
By: /s/ L. E. Cannon
    ----------------------------------------
Name L. E. Cannon
     ---------------------------------------
Title President
      --------------------------------------
Date June 19, 1997
     ---------------------------------------

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

APPENDIX A

                       PATENT RIGHTS on the EFFECTIVE DATE

***************

M.I.T. Case No. ***************
WHITEHEAD Case No. WHI ***************
U.S. Provisional Patent No. *************** Filed on
***************
"Subtractive Antibody Screening (SAS) and Uses Therefor"
By: Perry E. Bickel, Philipp E. Scherer and Harvey F. Lodish

***************

                                 FIRST AMENDMENT

This Amendment with the Effective Date of November 10, 1997 is to the License Agreement dated June 19, 1997 between Massachusetts Institute of Technology (hereinafter "M.I.T."), Whitehead Institute for Biomedical Research (hereinafter "WHITEHEAD") and Dyax Corp. (hereinafter "LICENSEE").

WHEREAS, the parties wish to acknowledge The General Hospital doing business as The Massachusetts General Hospital ("M.G.H.") as a co-owner of the PATENT RIGHTS and wish to amend Paragraphs 2.1, 2.5, and Article 10, and to modify the insurance clause to reflect M.G.H.'s requirements.

The parties thereto now further agree as follows:

1. Paragraph 2.1 shall be deleted and replaced in its entirety with the following:

                  2.1 WHITEHEAD and M.G.H. have authorized M.I.T. to act as their sole and exclusive agent for the purposes of licensing the PATENT RIGHTS and have authorized M.I.T. to enter into this Patent License Agreement on their behalf.

2. Paragraph 2.5 shall be deleted and replaced in its entirety with the following:

                  2.5 WHITEHEAD, M.I.T. and M.G.H. reserve the right to practice under the PATENT RIGHTS for noncommercial research and patient care purposes.

3. Paragraph 8.2 of the License Agreement shall be deleted in its entirety and replaced with the following:

                  8.2      a.       Beginning at such time as any LICENSED
                           PRODUCT and/or LICENSED PROCESS is being commercially distributed or sold (other than for the purpose of research and development and obtaining regulatory approvals) by LICENSEE or by a licensee, affiliate or agent of LICENSEE, LICENSEE shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than Two Million ($2,000,000) per incident and Three Million (3,000,000) annual aggregate and naming M.I.T., WHITEHEAD and M.G.H. as additional insureds. Such commercial general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for LICENSEE's indemnification under Paragraph 8.1 of this agreement. If LICENSEE elects to self-insure all or part of the limits described above

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                           (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to the M.G.H., WHITEHEAD and M.I.T. and the Risk Management Foundation. The minimum amounts of insurance coverage required under this Paragraph 8.2 shall not be construed to create a limit of LICENSEE's liability with respect to its indemnification under Paragraph
                           8.1 of this agreement.

                           b. LICENSEE shall provide M.I.T. with written evidence of such insurance upon request of M.I.T. LICENSEE shall provide M.I.T. with written notice at least fifteen (15) days prior to cancellation, non-renewal or material change in such insurance; if LICENSEE does not obtain replacement insurance providing comparable coverage prior to the expiration of such fifteen (15) day period, M.I.T. shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

                           c. LICENSEE shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any LICENSED PRODUCT and/or LICENSED PROCESS is being commercially distributed or sold (other than for the purpose of research and development and obtaining regulatory approvals) by LICENSEE or by a licensee, affiliate or agent of LICENSEE and (ii) a reasonable period after the period referred to in (c)
                           (i) above which in no event shall be less than
                           ***************.

                           d.       This ***************.

4.       Article 10 shall be deleted and replaced with the following:

                  LICENSEE shall not use the names or trademarks of the Massachusetts Institute of Technology, Massachusetts General Hospital, nor the Whitehead Institute for Biomedical Research, nor any adaptation thereof, nor the names of any of their employees, in any advertising, promotional or sales literature without prior written consent obtained from M.I.T., M.G.H. or WHITEHEAD, or said employee, in each case, except that LICENSEE may state that it is licensed by M.I.T., M.G.H. and WHITEHEAD, under one or more of the patents and/or applications comprising the PATENT RIGHTS.

All other terms and conditions as set forth in the Agreement.

Agreed to for:

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:  /s/ Lita L. Nelson
    ----------------------------------------
Name Lita L. Nelson
     ---------------------------------------
Title Techology Licensing Office
      --------------------------------------
Date October 30, 1997
     ---------------------------------------

WHITEHEAD INSTITUTE FOR BIOMEDICAL RESEARCH

By: /s/ John Pratt
    ----------------------------------------
Name John Pratt
     ---------------------------------------
Title Vice President
      --------------------------------------
Date November 3, 1997
     ---------------------------------------

DYAX CORP.

By: /s/ L. Edward Cannon
    ----------------------------------------
Name L. Edward Cannon
     ---------------------------------------
Title President
      --------------------------------------
Date November 10, 1997
     ---------------------------------------